Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

SIXTH AGREEMENT REGARDING CONSENTS AND AMENDMENTS

This SIXTH AGREEMENT REGARDING CONSENTS AND AMENDMENTS (this “Agreement”), dated as of October 14, 2021, is among CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”), the other Loan Parties party hereto, COBANK, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for the Lender Parties, and the Lenders and Voting Participants under the Credit Agreement defined below that have executed this Agreement. Unless otherwise defined herein or the context otherwise requires, terms used herein shall have the meaning provided in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the other Loan Parties party thereto from time to time as Guarantors, the Lenders party thereto and the Administrative Agent are parties to that certain Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the parties hereto have agreed to amend the Credit Agreement to increase the annual Normal Operating Real Property Disposition basket from 2% per fiscal year to 3% per fiscal year;

WHEREAS, TexMark Timber Treasury, L.P., a Delaware limited partnership (“Triple T”), is a Permitted Joint Venture under and as defined in the Credit Agreement;

WHEREAS, Creek Pine Holdings, LLC, a Delaware limited liability company (“Creek Pine Holdings”), has entered into a Recapitalization and Redemption Agreement, to be dated on or about the date hereof, by and among Creek Pine Holdings, Triple T GP, LLC, a Delaware limited liability company (“Triple T GP”), Triple T, and the Preferred Partners (as defined therein) party thereto (the “Redemption Agreement”), pursuant to which Triple T shall redeem all of Creek Pine Holdings’ and Triple T GP’s interests in Triple T (the “Triple T Equity Redemption”);

WHEREAS, pursuant to Section 7.2.9(n) of the Credit Agreement, no Loan Party may Dispose of the Equity Interests in any Permitted Joint Venture unless, inter alia, the aggregate consideration received by the Loan Parties in connection with such Disposition is not less than the Equity Value of such Permitted Joint Venture;

WHEREAS, the Borrower has advised that the consideration received by the Loan Parties in connection with the Triple T Equity Redemption will be less than the Equity Value of Triple T;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders consent to the aggregate consideration received by the Loan Parties in connection with the Triple T Equity Redemption being less than the Equity Value of Triple T;

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

WHEREAS, the Administrative Agent and the Lenders are willing, subject to the terms and conditions hereinafter set forth herein, to give such consent;

WHEREAS, in connection with the Triple T Equity Redemption, the Lenders party hereto (constituting Required Lenders) hereby authorize the Administrative Agent to release its Lien upon the Equity Interests in Triple T held by Creek Pine Holdings, conditioned upon and concurrent with the consummation of the Triple T Equity Redemption;

WHEREAS, in connection with the Triple T Equity Redemption, (i) that certain Amended and Restated Asset Management Agreement, dated as of June 24, 2020 (the “Asset Management Agreement”), by and between Creek Pine REIT, LLC, a Delaware limited liability company (“Creek Pine REIT”), Crown Pine Realty 1, Inc., a Delaware corporation (“Realty”), and CatchMark TRS Creek Management, LLC, a Delaware limited liability company (“Creek Management”), will terminate in accordance with its terms, and (ii) Triple T GP and Creek Pine Holdings will no longer be parties to the Amended and Restated Limited Partnership Agreement of Triple T, dated as of June 24, 2020, by and among Triple T GP, as general partner, and the other limited partners party thereto, as amended (the “Triple T LP Agreement”; and together with the Asset Management Agreement, the “Triple T Material Agreements”);

WHEREAS, the Borrower desires to update the Disclosure Schedules to (i) remove the Triple T Material Agreements from Item 1.1(b) of the Disclosure Schedules and (ii) remove the Equity Interests in, and references to, Triple T, from the Ownership Diagram and Membership Diagram referenced in Item 6.8 of the Disclosure Schedules, and the Administrative Agent and Lenders party hereto have agreed to accept such updated Disclosure Schedules, conditioned upon and concurrent with the consummation of the Triple T Equity Redemption;

WHEREAS, in connection with the Triple T Equity Redemption, Creek Management, Creek Pine REIT and Realty will enter into a certain Transition Services Agreement, to be dated on or about the date hereof, by and among Creek Management, Creek Pine REIT and Realty (the “Services Agreement”), pursuant to which Creek Management will provide certain management services to Creek Pine REIT and Realty until March 31, 2022 in exchange for fees totaling approximately $5,000,000;

WHEREAS, the parties hereto wish to confirm, to the extent necessary, that fees received by Creek Management pursuant to the Services Agreement shall be included in net income for purposes of calculating Consolidated Adjusted EBITDA;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Lenders to continue to extend credit to the Borrower under the Credit Agreement, the parties hereto hereby agree as follows.

ARTICLE I

RECITALS

The recitals set forth above are hereby incorporated into this Agreement as if set forth at length herein.

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

ARTICLE II

AMENDMENTS

Effective as of the Effective Date (as defined below), the parties hereto agree to amend the Loan Documents as follows:

SECTION 2.1. Amendment to Credit Agreement. Section 3.1.2(b)(vii)(A) of the Credit Agreement is hereby amended by replacing “2%” with “3%”.

SECTION 2.2. Amendment to Credit Agreement Exhibits. Exhibit K to the Credit Agreement is hereby amended by replacing “2%” with “3%”.

ARTICLE III

CONSENT AND UPDATED SCHEDULES

Effective as of the Effective Date, the Administrative Agent and the Lenders hereby (1) consent to the aggregate consideration received by the Loan Parties in connection with the Triple T Equity Redemption being less than the Equity Value of Triple T; provided that (i) immediately upon any Loan Parties’ receipt of the Net Permitted Joint Venture Disposition Proceeds from the Triple T Equity Redemption, the Borrower shall repay the Loans and other Obligations in an amount equal to such Net Permitted Joint Venture Disposition Proceeds, (ii) the Triple T Equity Redemption complies with all other provisions of the Credit Agreement, and (iii) the Triple T Equity Redemption is effected pursuant to the Redemption Agreement delivered to the Administrative Agent prior to the date hereof; (2) accept updated Items 1.1(b) and 6.8 of the Disclosure Schedules delivered by the Borrower to the Lenders and the Administrative Agent, which are appended hereto as Schedule I, conditioned upon and concurrent with the consummation of the Triple T Equity Redemption; and (3) confirm, to the extent necessary, that fees received by Creek Management pursuant to the Services Agreement shall be included in net income for purposes of calculating Consolidated Adjusted EBITDA. The Lenders party hereto (constituting Required Lenders) hereby authorize the Administrative Agent to release its Lien upon the Equity Interests in Triple T held by Creek Pine Holdings, conditioned upon and concurrent with the consummation of the Triple T Equity Redemption.

ARTICLE IV

REAFFIRMATION

Each of the Borrower and the other Loan Parties confirms that all of its obligations under the Credit Agreement, the Notes and the other Loan Documents (each as modified by this Agreement) are and shall continue to be in full force and effect.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

In order to induce the Administrative Agent and the Lenders party hereto to enter into this Agreement, each Loan Party hereby jointly and severally (a) represents and warrants that as of the date hereof (i) the recitals set forth above are true and correct in all material respects, (ii) each of the representations and warranties of any Loan Party or any Subsidiary of any Loan Party contained in the Credit Agreement and in the other Loan Documents, in each case, after giving effect to the consents and amendments described in this Agreement, is true and correct in all material respects as if made on the date hereof; provided, that such representations and warranties (A) that relate solely to an earlier date are true and correct in all material respects as of such earlier date and (B) are true and correct in all respects if they are qualified by a materiality standard, and (iii) no Default or Event of Default has occurred and is continuing or would be reasonably expected to result after giving effect to this Agreement and the Triple T Equity Redemption, and (b) agrees that the incorrectness in any material respect of any representation and warranty contained in the preceding clause (a) shall constitute an immediate Event of Default.

ARTICLE VI

CONDITIONS TO EFFECTIVENESS

This Agreement shall become effective on such date (herein called the “Effective Date”) when each of the following conditions shall have been met:

SECTION 6.1. Agreement. The Administrative Agent shall have received counterparts of this Agreement duly executed and delivered on behalf of each Loan Party, the Administrative Agent and the Lenders.

SECTION 6.2. No Default. No Default or Event of Default has occurred and is continuing.

SECTION 6.3. Representations and Warranties. The representations and warranties in Article V of this Agreement are true and correct as of the Effective Date.

SECTION 6.4. Borrower Notification. The Administrative Agent shall have received a written notification of the Borrower providing the information described in clause (iv) of the proviso to Section 7.2.9(n) of the Credit Agreement.

ARTICLE VII

MISCELLANEOUS

SECTION 7.1. Cross-References. References in this Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Agreement.

SECTION 7.2. Loan Document Pursuant to Credit Agreement. This Agreement is a Loan Document executed pursuant to the Credit Agreement. Except as otherwise specified herein, all of the representations, warranties, terms, covenants and conditions contained in the Credit Agreement and each other Loan Document shall remain unamended or otherwise unmodified and in full force and effect.

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

SECTION 7.3. Limitation of Agreement. The modifications set forth herein shall be limited precisely as provided for herein and, except as expressly set forth herein, shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of the Borrower or any other Loan Party which would require the consent of the Administrative Agent or any of the Lenders under the Credit Agreement or any other Loan Document. This Agreement shall not constitute a novation of the Credit Agreement or any other Loan Document.

SECTION 7.4. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 7.5. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 7.6. Further Assurances. In furtherance of the foregoing, each Loan Party shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary in the reasonable opinion of the Administrative Agent to carry out more effectively the provisions and purposes of this Agreement.

SECTION 7.7. GOVERNING LAW; WAIVER OF JURY TRIAL; ENTIRE AGREEMENT. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH PERSON A PARTY HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT ENTERED INTO IN CONNECTION HEREWITH. THIS AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WRITTEN OR ORAL, WITH RESPECT HERETO.

[Remainder of page intentionally left blank.]

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
BORROWER:
CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.

By: CATCHMARK TIMBER TRUST, INC.,
as General Partner

By: /s/ Ursula Godoy-Arbelaez
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK TRS HARVESTING OPERATIONS, LLC
By: Forest Resource Consultants, Inc.,
as Manager

By: /s/ David T. Foil                             Name: David T. Foil
Title: President

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK TIMBER TRUST, INC.

By: /s/ Ursula Godoy-Arbelaez
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

TIMBERLANDS II, LLC
By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST, INC.,
as General Partner

By: /s/ Ursula Godoy-Arbelaez
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK TIMBER TRS, INC.

By: /s/ Ursula Godoy-Arbelaez
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK HBU, LLC

By: CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST, INC.,
as General Partner

By: /s/ Ursula Godoy-Arbelaez
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK TEXAS TIMBERLANDS GP, LLC

By: TIMBERLANDS II, LLC, as Member

By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST, INC.,
as General Partner

By: /s/ Ursula Godoy-Arbelaez
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior             Vice President and Treasurer

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK TEXAS TIMBERLANDS, L.P.

By: CATCHMARK TEXAS TIMBERLANDS GP, LLC, as General Partner

By: TIMBERLANDS II, LLC, as Member

By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST,
INC., as General Partner

By: /s/ Ursula Godoy-Arbelaez
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior Vice President and Treasurer

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK TRS INVESTMENTS, LLC

By: CATCHMARK TIMBER TRS, INC., as sole Member

By: /s/ Ursula Godoy-Arbelaez
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK TRS MANAGEMENT, LLC

By: CATCHMARK TIMBER TRS, INC., as sole Member

By: /s/ Ursula Godoy-Arbelaez
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK TRS HARVESTING OPERATIONS II, LLC

By: AMERICAN FOREST MANAGEMENT, INC.,
as Manager

By: /s/ Brent J. Keefer
Name: Brent J. Keefer
Title: Chief Executive Officer

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK SOUTHERN HOLDINGS II GP, LLC

By: TIMBERLANDS II, LLC, as sole Member

By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST, INC.,
as General Partner

By: /s/ Ursula Godoy-Arbelaez
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK SOUTHERN TIMBERLANDS II, L.P.

By: CATCHMARK SOUTHERN HOLDINGS II GP,
LLC, as General Partner

By: TIMBERLANDS II, LLC, as sole Member

By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST,
INC., as General Partner

By: /s/ Ursula Godoy-Arbelaez
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK SOUTH CAROLINA TIMBERLANDS, LLC

By: TIMBERLANDS II, LLC, as sole Member

By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST,
INC., as General Partner

By: /s/ Ursula Godoy-Arbelaez
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior Vice President and Treasurer

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK LP HOLDER, LLC
By: CATCHMARK TIMBER TRUST, INC., as sole Member
By: /s/ Ursula Godoy-Arbelaez
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CREEK PINE HOLDINGS, LLC

By: /s/ Ursula Godoy-Arbelaez
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK TRS CREEK MANAGEMENT, LLC

By: /s/ Ursula Godoy-Arbelaez
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

TRIPLE T GP, LLC

By: /s/ Ursula Godoy-Arbelaez
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

WAIVER OF APPRAISAL RIGHTS. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CTT EMPLOYEE, LLC

By: /s/ Ursula Godoy-Arbelaez
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
Vice President and Treasurer

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

[Signatures continued from previous page]

ADMINISTRATIVE AGENT:
COBANK, ACB,
as Administrative Agent
By: /s/ Craig Smith
Name: Craig Smith
Title: Managing Director

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

[Signatures continued from previous page]

Lenders:
COBANK, FCB
as a Lender
By: /s/ Craig Smith
Name: Craig Smith
Title: Managing Director

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

[Signatures continued from previous page]

Metropolitan Life Insurance Company, a New York corporation, as a lender

By: MetLife Investment Management, LLC, its investment manager

By: /s/ Jonathan Holbrook
Name: Jonathan Holbrook
Title: Authorized Signatory and Director

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

[Signatures continued from previous page]

VOTING PARTICIPANTS (pursuant to
Section 11.11(d)):

FARM CREDIT BANK OF TEXAS, as a Voting Participant

By: /s/ John McCarty
Name: John McCarty
Title: VP, Capital Markets

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

[Signatures continued from previous page]

FARM CREDIT SERVICES OF AMERICA, FLCA, as a Voting Participant
By: /s/ Nicholas King
Name: Nicholas King
Title: Vice President

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

[Signatures continued from previous page]

FARM CREDIT WEST, FLCA, as a Voting Participant

By: /s/ Robert Stornetta
Name: Robert Stornetta
Title: Senior Vice President, Capital Markets

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

[Signatures continued from previous page]

AGCOUNTRY FARM CREDIT SERVICES, FLCA (f/k/a FCS COMMERCIAL FINANCE GROUP, for AgCountry Farm Credit Services, FLCA), as a Voting Participant

By: /s/ Will Franzmeier
Name: Will Franzmeier
Title: Sr. Credit Officer

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

[Signatures continued from previous page]

AGFIRST FARM CREDIT BANK, as a Voting Participant

By: /s/ J. Michael Mancini, Jr.
Name: J. Michael Mancini, Jr.
Title: V.P.

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

[Signatures continued from previous page]

AMERICAN AGCREDIT, FLCA, as a Voting Participant

By: /s/ Michael J. Balok
Name: Michael J. Balok
Title: Vice President

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

[Signatures continued from previous page]

FARM CREDIT EAST, ACA, as a Voting Participant

By: /s/ Eric Pohlman
Name: Eric Pohlman
Title: Vice President

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

[Signatures continued from previous page]

NORTHWEST FARM CREDIT SERVICES, FLCA, as a Voting Participant

By: /s/ Kaylee Leep
Name: Kaylee Leep
Title: Vice President

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

[Signatures continued from previous page]

COMPEER FINANCIAL, FLCA, as a Voting Participant

By: /s/ Corey J. Waldinger
Name: Corey J. Waldinger
Title: Managing Director, Capital Markets

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

[Signatures continued from previous page]

FARM CREDIT MID-AMERICA, FLCA, f/k/a Farm Credit Services of Mid-America, FLCA, as a Voting Participant

By: /s/ Matthew Dixon
Name: Matthew Dixon
Title: Sr. Credit Officer Food and Agribusiness

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

[Signatures continued from previous page]

GREENSTONE FARM CREDIT SERVICES, FLCA, as a Voting Participant

By: /s/ Shane Prichard
Name: Shane Prichard
Title: VP of Capital Markets

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

[Signatures continued from previous page]

FRESNO-MADERA FEDERAL LAND BANK ASSOCIATION, FLCA, as a Voting Participant

By: /s/ James Harris
Name: James Harris
Title: VP of Capital Markets

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

[Signatures continued from previous page]

FARM CREDIT OF FLORIDA, FLCA, as a Voting Participant

By: /s/ Jennifer Dueboay
Name: Jennifer Dueboay
Title: Capital Markets Officer

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

[Signatures continued from previous page]

AGCREDIT PCA, ACA and FLCA, as a Voting Participant

By: /s/ Jeff Rickenbacher
Name: Jeff Rickenbacher
Title: Chief Credit Officer

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

[Signatures continued from previous page]

FARM CREDIT OF CENTRAL FLORIDA ACA, PCA and FLCA, as a Voting Participant

By: /s/ Johan Dam
Name: Johan Dam
Title: SVP

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

[Signatures continued from previous page]

AGCHOICE FARM CREDIT, FLCA, as a Voting Participant

By: /s/ William Frailey
Name: William Frailey
Title: Vice President

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

[Signatures continued from previous page]

MIDATLANTIC FARM CREDIT, ACA as agent/ nomine for MidAtlantic Farm Credit, FLCA, as a Voting Participant

By: /s/ James F. Jones
Name: James F. Jones
Title: Vice-President

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

[Signatures continued from previous page]

FIRST SOUTH FARM CREDIT, ACA as agent/nomine for its wholly owned subsidiary First South Farm Credit, PCA, as a Voting Participant

By: /s/ Daniel Sims
Name: Daniel Sims
Title: Manager, Capital Markets

Exhibit 10.25

Certain identified information has been omitted from this Exhibit 10.25 because it is both not material and is the type that the registrant treats as private or confidential.

SCHEDULE I

[Omitted]